UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2006
                                                         ----------------


                         PEOPLES BANCORP INC.
            --------------------------------------------------------
        (Exact name of Registrant as specified in its charter)

             Ohio                    0-16772                 31-0987416
-------------------------------    --------------------  ----------------------
 (State or other jurisdiction       (Commission File     (I.R.S. Employer
         of incorporation)                Number)        Identification Number)

              138 Putnam Street, PO Box 738
                      Marietta, Ohio                             45750
    ---------------------------------------------------    -----------------
         (Address of principal executive office)               (Zip Code)

Registrant's telephone number, including area code:   (740) 373-3155
                                                      ---------------------

                                 Not applicable
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events
         Item 8.01    Other Events
         On January 12, 2006, Peoples Bancorp announced the authorization to repurchase up to 425,000, or approximately 4%, of Peoples' outstanding common shares in 2006 from time to time in open market transactions. A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits
         Item 9.01    Financial Statements and Exhibits

         a) Financial statements of businesses acquired
         b) Pro forma financial information
         c) Exhibits


     Exhibit Number                     Description
--------------------------    ------------------------------------
           99                 News Release issued January 17, 2006


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEOPLES BANCORP INC.



Date:  January 18, 2006          By:/s/  MARK F. BRADLEY
                                         -------------------------------------
                                         Mark F. Bradley
                                         President and Chief Executive Officer